UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2014

QS BATTERYMARCH

GLOBAL EQUITY FUND

INVESTMENT: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Batterymarch Global Equity Fund for the twelve-month reporting period ended October 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

II	QS Batterymarch Global Equity Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended October 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and the economy continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s second estimate for third quarter GDP growth was 3.9%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 57.0 and 56.5 in November and December 2013, respectively, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. PMI then generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment generally declined throughout the reporting period and reached a low of 5.8% in October 2014, the lowest level since July 2008.

Growth outside the U.S. was mixed in many countries. In its October 2014 World Economic Outlook, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery. Overall, the pace of recovery is becoming more country specific.” From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

QS Batterymarch Global Equity Fund	III

Investment commentary (cont’d)

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also took steps to end its asset purchase program that was first announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases by between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%. However, on November 21, 2014, it cut the rate to 5.6%, the first reduction since July 2012.

IV	QS Batterymarch Global Equity Fund

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

QS Batterymarch Global Equity Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective. The Fund invests primarily in the common stock of U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests at least 80% of its assets in equity and equity-related securities. As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal circumstances, the Fund invests in at least three countries, which may include the United States. Although the Fund’s focus is on large capitalization securities, the Fund may invest in securities of any market capitalization, including medium capitalization and small capitalization securities. The Fund may invest up to 25% of its net assets, determined at the time of purchase, in emerging market issuers.

We employ an active investment strategy that focuses primarily on individual stock selection and diversification across several regions, industries and sectors. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively analyze the relative attractiveness of a broad universe of stocks with a historical record of liquidity across dimensions traditionally followed by fundamental investors such as cash flow, earnings growth, expectations, value and technicals. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a period of investor concern, worries about slow growth reversed early in the reporting period on modestly improving outlooks for the U.S. and the larger markets in Europe, and the promise by central banks across regions that accommodative policies would continue. Equities continued in positive territory across regions and sectors through the 2013 calendar year end.

While January 2014 saw investors taking profits off the table, global equities then continued to move higher through the second calendar quarter. Global equities pulled back in July of 2014 as investors again appeared to lose confidence, despite solid economic indicators and generally positive earnings announcements.

Equities rebounded in August, but declined for the third calendar quarter. By the end of the reporting period, investors appeared to be balancing optimism about the U.S. and Japanese economies with concerns over a weakening Europe and international geo-political turmoil.

The United States significantly outperformed the other major regions within the MSCI World Indexi, led by the Health Care1 and Information Technology sectors. Despite leading indicators generally improving over the period, it was marked by several reversals in sentiment. Investors generally shrugged off the U.S. government shutdown in October of 2013, amid positive earnings surprises and modest manufacturing gains. Aside from a

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

QS Batterymarch Global Equity Fund 2014 Annual Report	1

Fund overview (cont’d)

January pullback, U.S. equities continued to move higher, until again pulling back in July only to rebound strongly in August. In September investors appeared to balance optimism about the U.S. economy with concerns over the timing and pace of interest rate hikes and international geo-political turmoil, but October brought positive returns in the face of economic gains, with employment and manufacturing growth.

Continental Europe was the laggard in the benchmark overall for the full period, despite outperforming through the first quarter of 2014 on investor optimism about its continued recovery. By the second quarter of 2014, the banks sector led the region down as trading revenues continued to fall, costs remained high, and regulatory uncertainty cast a shadow on the industry. Across the larger regions, Continental Europe was the laggard in the benchmark in the third quarter of 2014, apparently more affected by the increased sanctions in Russia than the other major regions. Manufacturing moved from growth to contraction in Germany and continued to decline in France. While the head of the European Central Bank (“ECB”)ii promised to deliver a strong response to the weakening economy, the most recent asset-buyback program was perceived as inadequate and Europe continued to lag.

Japan underperformed the benchmark overall, lagging the other major regions for much of the first half of the reporting period. Japan rebounded in the second quarter of 2014, posting solid performance across all sectors. Increasing expectations for a corporate tax cut and labor reform provided the backdrop for Japan’s strong equity performance. Company buybacks were the biggest surprise in that quarter, with the year-to-date totals practically surpassing the annual totals of the previous five years. In the final months of the reporting period, local sales were weaker than expected after implementation of the consumption tax hike; however, manufacturing continued to grow, assisted by a weaker yen, stimulatory central bank policies and an improving focus on shareholder returns at many companies.

Among the larger regions outside the U.S., only the United Kingdom had a modestly positive return within the benchmark, thanks to a broadening recovery through the middle of 2014, with strong manufacturing and hiring indicators. However, by the third calendar quarter of 2014, the Eurozone weakness affected its industries, notably manufacturing.

The smaller regions of Asia ex Japan and the commodity-sensitive region of Australia, New Zealand & Canada underperformed the benchmark overall despite posting positive returns, while emerging markets, not included in the benchmark, underperformed the developed markets for the full period.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while enhancing our process to address sustainable market shifts.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor

2	QS Batterymarch Global Equity Fund 2014 Annual Report

selection, as well as macro-level tools to identify regimes that are more favorable / unfavorable toward certain factor strategies. These tools allow us to follow our historical bottom-up stock ranking methodology, but also to identify extremes so we can step in to intervene if necessary.

Performance review

For the twelve months ended October 31, 2014, Class A shares of QS Batterymarch Global Equity Fund, excluding sales charges, returned 11.85%. The Fund’s unmanaged benchmark, the MSCI World Index, returned 8.67% for the same period. The Lipper Global Large-Cap Value Funds Category Average1 returned 8.03% over the same time frame.

Performance Snapshot as of October 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
QS Batterymarch Global Equity Fund:
Class 1[2]	5.65%	11.89%
Class A	5.62%	11.85%
Class B3	5.30%	10.99%
Class C	5.27%	11.03%
Class I	5.88%	12.26%
MSCI World Index	2.21%	8.67%
Lipper Global Large-Cap Value Funds Category Average[1]	0.77%	8.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Effective November 19, 2014, all issued and outstanding Class B shares of the Fund were reclassified as Class A shares of the Fund, with the same aggregate net asset value as the Class B shares held immediately prior to the reclassification. No contingent deferred sales charge is charged on the reclassification of Class B shares and, once reclassified, the shares are no longer subject to the contingent deferred sales charge currently charged on the redemption of Class B shares.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 58 funds for the six-month period and among the 55 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment and incoming exchanges

QS Batterymarch Global Equity Fund 2014 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.78%, 1.84%, 2.91%, 2.37% and 1.26%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class I shares. In addition, the total annual operating expenses for Class 1 shares are not expected to exceed those for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection was strongly positive, driven by selection in the U.S. and the UK. In the U.S., selection was led by the Health Care and Industrials sectors. The former sector included two of the strongest contributors at the security level, Salix Pharmaceuticals, Ltd. and Jazz Pharmaceuticals PLC. Both are non-benchmark holdings with returns for the period of 91.3% and 81.1% respectively. In the latter sector, the leading contributor was an overweight to Lockheed Martin Corp. Selection was also strong in Continental Europe.

Q. What were the leading detractors from performance?

A. The leading detractor from relative performance was a modest allocation to emerging markets, which are not included in the benchmark; Emerging markets underperformed developed markets for the period. Russian petroleum name Rosneft Oil Co., GDR was the leading detractor in that region with a negative return of over 26%. An overweight to Japan also detracted since it had a negative, below benchmark return. Stock selection in Japan was a detractor as well, most notably overweights to East Japan Railway Co. and Toyota Motor Corp. which returned -8.0% and -12.1% respectively.

Q. Were there any significant changes to the Fund during the period?

A. There were no significant changes to the Fund during the period.

4	QS Batterymarch Global Equity Fund 2014 Annual Report

Thank you for your investment in QS Batterymarch Global Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial Management, Inc.

November 18, 2014

RISKS: Investments in stocks are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund invests a significant portion of its portfolio in foreign companies and, therefore, is subject to risks associated with foreign investments. These risks include currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Apple Inc. (3.0%), Roche Holding AG (1.4%), Toyota Motor Corp. (1.4%), CVS Health Corp. (1.4%), Lockheed Martin Corp. (1.3%), Allstate Corp. (1.3%), JPMorgan Chase & Co. (1.3%), Novo Nordisk A/S, Class B Shares (1.2%), Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares (1.2%) and Royal Dutch Shell PLC, Class A Shares (1.2%). Please refer to pages 11 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2014 were: Financials (19.8%), Consumer Discretionary (13.2%), Information Technology (12.6%), Industrials (12.2%) and Health Care (11.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

QS Batterymarch Global Equity Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2014 and October 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	QS Batterymarch Global Equity Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2014 and held for the six months ended October 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class 1	5.65%	$1,000.00	$1,056.50	1.50%	$7.78	Class 1	5.00%	$1,000.00	$1,017.64	1.50%	$7.63
Class A	5.62	1,000.00	1,056.20	1.50	7.77	Class A	5.00	1,000.00	1,017.64	1.50	7.63
Class B	5.30	1,000.00	1,053.00	2.25	11.64	Class B	5.00	1,000.00	1,013.86	2.25	11.42
Class C	5.27	1,000.00	1,052.70	2.25	11.64	Class C	5.00	1,000.00	1,013.86	2.25	11.42
Class I	5.88	1,000.00	1,058.80	1.13	5.86	Class I	5.00	1,000.00	1,019.51	1.13	5.75

QS Batterymarch Global Equity Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2014.

[2]

Assumes the reinvestment of all distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	QS Batterymarch Global Equity Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 10/31/14	11.89%	11.85%	10.99%	11.03%	12.26%
Five Years Ended 10/31/14	11.97	11.82	11.15	10.97	12.16
Ten Years Ended 10/31/14	N/A	6.07	5.46	5.21	6.42
Inception* through 10/31/14	2.87	—	—	—	—

With sales charges[2]	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 10/31/14	2.37%	5.43%	5.99%	10.03%	12.26%
Five Years Ended 10/31/14	10.00	10.50	11.02	10.97	12.16
Ten Years Ended 10/31/14	N/A	5.44	5.46	5.21	6.42
Inception* through 10/31/14	1.72	—	—	—	—

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 12/1/06 through 10/31/14)	25.09%
Class A (10/31/04 through 10/31/14)	80.24
Class B (10/31/04 through 10/31/14)	70.20
Class C (10/31/04 through 10/31/14)	66.24
Class I (10/31/04 through 10/31/14)	86.22

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class 1 and Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions including returns of capital, if any, at net asset value. Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C and I shares are December 1, 2006, March 1, 1991, January 4, 1999, September 12, 2000 and May 20, 2003, respectively.

QS Batterymarch Global Equity Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of QS Batterymarch Global Equity Fund vs. MSCI World Index† — October 2004 - October 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of QS Batterymarch Global Equity Fund on October 31, 2004, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the MSCI World Index. The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor may not invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	QS Batterymarch Global Equity Fund 2014 Annual Report

Schedule of investments

October 31, 2014

QS Batterymarch Global Equity Fund

Security	Shares	Value
Common Stocks — 99.0%
Consumer Discretionary — 13.2%
Auto Components — 0.4%
Hyundai Mobis	2,410	$574,476	(a)
Automobiles — 3.3%
Fuji Heavy Industries Ltd.	26,600	902,516	(a)
Mazda Motor Corp.	28,800	692,003	(a)
Tata Motors Ltd., ADR	22,050	1,038,555
Toyota Motor Corp.	32,500	1,955,076	(a)
Total Automobiles		4,588,150
Hotels, Restaurants & Leisure — 0.9%
Brinker International Inc.	22,000	1,180,080
Household Durables — 1.3%
Bellway PLC	35,000	980,522	(a)
Persimmon PLC	33,500	784,640	*(a)
Total Household Durables		1,765,162
Media — 3.1%
Comcast Corp., Class A Shares	23,200	1,284,120
ITV PLC	459,966	1,496,448	(a)
Time Warner Cable Inc.	9,800	1,442,658
Total Media		4,223,226
Multiline Retail — 1.6%
Macy’s Inc.	19,800	1,144,836
Next PLC	9,968	1,028,943	(a)
Total Multiline Retail		2,173,779
Specialty Retail — 2.6%
Home Depot Inc.	11,300	1,101,976
Lowe’s Cos. Inc.	22,200	1,269,840
TJX Cos. Inc.	19,400	1,228,408
Total Specialty Retail		3,600,224
Total Consumer Discretionary		18,105,097
Consumer Staples — 9.6%
Beverages — 1.0%
PepsiCo Inc.	14,900	1,432,933
Food & Staples Retailing — 3.6%
CVS Health Corp.	22,000	1,887,820
Koninklijke Ahold NV	53,412	893,756	(a)
Kroger Co.	23,900	1,331,469
Wal-Mart Stores Inc.	11,635	887,401
Total Food & Staples Retailing		5,000,446

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2014 Annual Report	11

Schedule of investments (cont’d)

October 31, 2014

QS Batterymarch Global Equity Fund

Security	Shares	Value
Food Products — 1.6%
Archer-Daniels-Midland Co.	21,980	$1,033,060
Tyson Foods Inc., Class A Shares	28,600	1,154,010
Total Food Products		2,187,070
Household Products — 2.2%
Kimberly-Clark Corp.	9,900	1,131,273
Procter & Gamble Co.	11,630	1,014,950
Reckitt Benckiser Group PLC	10,713	900,535	(a)
Total Household Products		3,046,758
Tobacco — 1.2%
Altria Group Inc.	32,600	1,575,884
Total Consumer Staples		13,243,091
Energy — 9.0%
Energy Equipment & Services — 0.4%
Patterson-UTI Energy Inc.	27,400	631,022
Oil, Gas & Consumable Fuels — 8.6%
China Petroleum & Chemical Corp., Class H Shares	956,000	831,196	(a)
Encana Corp.	43,800	816,113
Enerplus Corp.	32,400	463,986
Exxon Mobil Corp.	10,690	1,033,830
Gazprom OAO, ADR	76,199	505,725	(a)
Marathon Petroleum Corp.	9,400	854,460
Neste Oil OYJ	42,508	919,507	(a)
Occidental Petroleum Corp.	9,300	827,049
PetroChina Co., Ltd.	596,000	749,877	(a)
Phillips 66	15,130	1,187,705
Rosneft Oil Co., GDR	123,772	690,305	(a)
Royal Dutch Shell PLC, Class A Shares	45,000	1,612,949	(a)
Valero Energy Corp.	25,800	1,292,322
Total Oil, Gas & Consumable Fuels		11,785,024
Total Energy		12,416,046
Financials — 19.2%
Banks — 9.2%
Bank of America Corp.	81,800	1,403,688
Bank of China Ltd., Class H Shares	2,087,000	997,599	(a)
BOC Hong Kong Holdings Ltd.	316,500	1,054,120	(a)
China Construction Bank Corp., Class H Shares	505,000	376,039	(a)
China Merchants Bank Co., Ltd., Class H Shares	350,600	649,495	(a)
Credit Agricole SA	72,306	1,073,742	(a)

See Notes to Financial Statements.

12	QS Batterymarch Global Equity Fund 2014 Annual Report

QS Batterymarch Global Equity Fund

Security	Shares	Value
Banks — continued
Fifth Third Bancorp	54,300	$1,085,457
Industrial & Commercial Bank of China Ltd., Class H Shares	1,271,000	838,410	(a)
JPMorgan Chase & Co.	28,900	1,747,872
Oversea-Chinese Banking Corp. Ltd.	103,000	793,225	(a)
Shinsei Bank Ltd.	404,000	908,954	(a)
Sumitomo Mitsui Financial Group Inc.	23,600	959,348	(a)
SunTrust Banks Inc.	18,400	720,176
Total Banks		12,608,125
Consumer Finance — 0.7%
ORIX Corp.	63,400	887,637	(a)
Insurance — 8.7%
Allianz AG, Registered Shares	7,524	1,195,188	(a)
Allied World Assurance Co. Holdings AG	8,700	330,600
Allstate Corp.	27,300	1,770,405
American Financial Group Inc.	8,800	526,504
American International Group Inc.	16,500	883,905
Assurant Inc.	8,300	566,226
AXA SA	48,324	1,116,545	(a)
Hannover Rueck SE	8,609	717,975	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	8,415	1,654,189	(a)
PartnerRe Ltd.	8,300	960,227
Swiss Re AG	13,078	1,057,638	*(a)
Zurich Insurance Group AG	4,000	1,210,581	*(a)
Total Insurance		11,989,983
Real Estate Management & Development — 0.6%
China Overseas Land & Investment Ltd.	168,000	489,982	(a)
China Resources Land Ltd.	162,000	385,968	(a)
Total Real Estate Management & Development		875,950
Total Financials		26,361,695
Health Care — 11.9%
Biotechnology — 3.0%
Amgen Inc.	6,500	1,054,170
Biogen Idec Inc.	2,200	706,376	*
Celgene Corp.	7,320	783,899	*
United Therapeutics Corp.	11,800	1,545,446	*
Total Biotechnology		4,089,891
Health Care Equipment & Supplies — 0.7%
Medtronic Inc.	14,300	974,688

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2014 Annual Report	13

Schedule of investments (cont’d)

October 31, 2014

QS Batterymarch Global Equity Fund

Security	Shares	Value
Health Care Providers & Services — 1.6%
Cardinal Health Inc.	9,600	$753,408
McKesson Corp.	7,400	1,505,234
Total Health Care Providers & Services		2,258,642
Pharmaceuticals — 6.6%
AbbVie Inc.	19,300	1,224,778
Merck & Co. Inc.	14,600	845,924
Merck KGaA	10,880	982,960	(a)
Novo Nordisk A/S, Class B Shares	36,645	1,656,178	(a)
Pfizer Inc.	39,200	1,174,040
Roche Holding AG	6,703	1,979,774	(a)
Shire PLC	18,210	1,212,268	(a)
Total Pharmaceuticals		9,075,922
Total Health Care		16,399,143
Industrials — 12.2%
Aerospace & Defense — 4.9%
Alliant Techsystems Inc.	4,700	549,712
Boeing Co.	11,100	1,386,501
Lockheed Martin Corp.	9,300	1,772,301
Northrop Grumman Corp.	11,200	1,545,152
Raytheon Co.	14,600	1,516,648
Total Aerospace & Defense		6,770,314
Airlines — 1.1%
Alaska Air Group Inc.	27,400	1,458,502
Construction & Engineering — 0.2%
Vinci SA	5,651	323,372	(a)
Electrical Equipment — 1.1%
Emerson Electric Co.	7,800	499,668
Mitsubishi Electric Corp.	84,000	1,095,387	(a)
Total Electrical Equipment		1,595,055
Industrial Conglomerates — 0.6%
Siemens AG, Registered Shares	7,500	845,448	(a)
Machinery — 1.4%
Duerr AG	14,120	989,397	(a)
Illinois Tool Works Inc.	10,200	928,710
Total Machinery		1,918,107
Marine — 0.7%
AP Moller—Maersk A/S	395	921,786	(a)
Road & Rail — 1.7%
Canadian National Railway Co.	16,700	1,177,394

See Notes to Financial Statements.

14	QS Batterymarch Global Equity Fund 2014 Annual Report

QS Batterymarch Global Equity Fund

Security	Shares	Value
Road & Rail — continued
Central Japan Railway Co.	7,300	$1,126,243	(a)
Total Road & Rail		2,303,637
Trading Companies & Distributors — 0.5%
Itochu Corp.	55,300	677,065	(a)
Total Industrials		16,813,286
Information Technology — 12.6%
Communications Equipment — 2.4%
Brocade Communications Systems Inc.	110,500	1,185,665
Juniper Networks Inc.	39,700	836,479
QUALCOMM Inc.	16,260	1,276,573
Total Communications Equipment		3,298,717
Internet Software & Services — 0.8%
Facebook Inc., Class A Shares	14,100	1,057,359	*
IT Services — 1.2%
Computer Sciences Corp.	11,000	664,400
Visa Inc., Class A Shares	3,900	941,577
Total IT Services		1,605,977
Semiconductors & Semiconductor Equipment — 1.5%
NXP Semiconductors NV	11,000	755,260	*
Texas Instruments Inc.	27,020	1,341,813
Total Semiconductors & Semiconductor Equipment		2,097,073
Software — 1.7%
Aspen Technology Inc.	25,760	951,317	*
Oracle Corp.	24,700	964,535
Symantec Corp.	19,000	471,580
Total Software		2,387,432
Technology Hardware, Storage & Peripherals — 5.0%
Apple Inc.	38,500	4,158,000
Hewlett-Packard Co.	19,100	685,308
Samsung Electronics Co., Ltd.	922	1,068,098	(a)
SanDisk Corp.	10,200	960,228
Total Technology Hardware, Storage & Peripherals		6,871,634
Total Information Technology		17,318,192
Materials — 6.3%
Chemicals — 3.2%
Asahi Kasei Corp.	112,000	930,367	(a)
Dow Chemical Co.	15,700	775,580
LyondellBasell Industries NV, Class A Shares	14,550	1,333,216

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2014 Annual Report	15

Schedule of investments (cont’d)

October 31, 2014

QS Batterymarch Global Equity Fund

Security	Shares	Value
Chemicals — continued
Nissan Chemical Industries Ltd.	34,500	$651,123	(a)
PPG Industries Inc.	3,400	692,546
Total Chemicals		4,382,832
Containers & Packaging — 1.5%
Avery Dennison Corp.	16,560	775,836
Packaging Corp. of America	17,700	1,275,816
Total Containers & Packaging		2,051,652
Metals & Mining — 0.5%
Rio Tinto PLC	15,300	730,718	(a)
Paper & Forest Products — 1.1%
International Paper Co.	15,540	786,635
Mondi PLC	46,119	778,509	(a)
Total Paper & Forest Products		1,565,144
Total Materials		8,730,346
Telecommunication Services — 3.2%
Diversified Telecommunication Services — 2.6%
BT Group PLC	203,544	1,197,943	(a)
Nippon Telegraph & Telephone Corp.	16,500	1,030,774	(a)
Verizon Communications Inc.	27,600	1,386,900
Total Diversified Telecommunication Services		3,615,617
Wireless Telecommunication Services — 0.6%
America Movil SAB de CV, Series L Shares, ADR	31,100	759,151
Total Telecommunication Services		4,374,768
Utilities — 1.8%
Electric Utilities — 0.8%
Entergy Corp.	13,400	1,125,868
Multi-Utilities — 1.0%
GDF Suez	58,094	1,410,244	(a)
Total Utilities		2,536,112
Total Common Stocks (Cost — $103,531,794)		136,297,776
	Shares/Units
Master Limited Partnerships — 0.6%
Financials — 0.6%
Blackstone Group LP (Cost — $837,614)	25,900	780,108
Total Investments — 99.6% (Cost — $104,369,408#)		137,077,884
Other Assets in Excess of Liabilities — 0.4%		553,353
Total Net Assets — 100.0%		$137,631,237

See Notes to Financial Statements.

16	QS Batterymarch Global Equity Fund 2014 Annual Report

QS Batterymarch Global Equity Fund

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $104,358,012.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts

Summary of Investments by Country (unaudited)**
United States	58.8%
Japan	8.6
United Kingdom	5.2
Germany	4.6
China	3.9
Switzerland	3.1
France	2.8
Netherlands	2.4
Denmark	1.9
Canada	1.8
South Korea	1.2
Ireland	0.9
Russia	0.9
Hong Kong	0.8
India	0.7
Finland	0.7
Singapore	0.6
South Africa	0.6
Mexico	0.5
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2014 and are subject to change.

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2014 Annual Report	17

Statement of assets and liabilities

October 31, 2014

Assets:
Investments, at value (Cost — $104,369,408)	$137,077,884
Foreign currency, at value (Cost — $95,332)	94,663
Cash	494,464
Dividends receivable	272,545
Receivable for Fund shares sold	110,973
Prepaid expenses	42,211
Total Assets	138,092,740

Liabilities:
Payable for Fund shares repurchased	125,118
Investment management fee payable	78,676
Service and/or distribution fees payable	41,687
Trustees’ fees payable	861
Accrued expenses	215,161
Total Liabilities	461,503
Total Net Assets	$137,631,237

Net Assets:
Par value (Note 7)	$106
Paid-in capital in excess of par value	161,321,501
Undistributed net investment income	958,929
Accumulated net realized loss on investments and foreign currency transactions	(57,356,434)
Net unrealized appreciation on investments and foreign currencies	32,707,135
Total Net Assets	$137,631,237

Shares Outstanding:
Class 1	113,729
Class A	8,740,559
Class B	540,674
Class C	1,201,838
Class I	46,497

Net Asset Value:
Class 1 (and redemption price)	$12.90
Class A (and redemption price)	$12.96
Class B*	$12.32
Class C*	$12.99
Class I (and redemption price)	$12.96
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.75

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	QS Batterymarch Global Equity Fund 2014 Annual Report

Statement of operations

For the Year Ended October 31, 2014

Investment Income:
Dividends	$3,527,406
Interest	247
Less: Foreign taxes withheld	(196,189)
Total Investment Income	3,331,464

Expenses:
Investment management fee (Note 2)	1,156,870
Transfer agent fees (Note 5)	653,216
Service and/or distribution fees (Notes 2 and 5)	536,154
Registration fees	73,517
Shareholder reports	45,671
Audit and tax fees	36,279
Custody fees	32,807
Legal fees	30,285
Fund accounting fees	13,434
Trustees’ fees	11,302
Insurance	3,287
Miscellaneous expenses	8,174
Total Expenses	2,600,996
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(360,292)
Net Expenses	2,240,704
Net Investment Income	1,090,760

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	11,925,569
Foreign currency transactions	(15,112)
Net Realized Gain	11,910,457
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,041,324
Foreign currencies	(15,496)
Change in Net Unrealized Appreciation (Depreciation)	2,025,828
Net Gain on Investments and Foreign Currency Transactions	13,936,285
Increase in Net Assets From Operations	$15,027,045

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2014 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2014	2013

Operations:
Net investment income	$1,090,760	$1,178,220
Net realized gain	11,910,457	9,722,554
Change in net unrealized appreciation (depreciation)	2,025,828	19,671,825
Increase in Net Assets From Operations	15,027,045	30,572,599

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(750,031)	(1,100,010)
Decrease in Net Assets From Distributions to Shareholders	(750,031)	(1,100,010)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	21,030,595	19,518,303
Reinvestment of distributions	744,648	1,092,539
Cost of shares repurchased	(31,374,279)	(33,641,902)
Decrease in Net Assets From Fund Share Transactions	(9,599,036)	(13,031,060)
Increase in Net Assets	4,677,978	16,441,529

Net Assets:
Beginning of year	132,953,259	116,511,730
End of year*	$137,631,237	$132,953,259
*Includesundistributed net investment income of:	$958,929	$644,708

See Notes to Financial Statements.

20	QS Batterymarch Global Equity Fund 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.61	$9.18	$8.64	$8.77	$7.87

Income (loss) from operations:
Net investment income	0.12	0.12	0.14	0.15	0.11
Net realized and unrealized gain (loss)	1.25	2.45	0.57	(0.15)	0.92
Total income from operations	1.37	2.57	0.71	0.00 [2]	1.03

Less distributions from:
Net investment income	(0.08)	(0.14)	(0.17)	(0.13)	(0.13)
Total distributions	(0.08)	(0.14)	(0.17)	(0.13)	(0.13)

Net asset value, end of year	$12.90	$11.61	$9.18	$8.64	$8.77
Total return[3]	11.89%	28.32%	8.46%	(0.10)%	13.14%

Net assets, end of year (000s)	$1,467	$1,553	$1,362	$1,504	$1,961

Ratios to average net assets:
Gross expenses	1.67%	1.78%	1.84%	1.81%	1.98%
Net expenses[4,5,6]	1.50	1.46	1.25	1.03	1.24
Net investment income	0.96	1.20	1.56	1.70	1.29

Portfolio turnover rate	35%	72%	94%	88%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expenses of Class A shares. Prior to January 1, 2013, the total annual operating expenses for Class 1 shares did not exceed those of Class A shares less the 12b-1 differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2014 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.67	$9.20	$8.66	$8.79	$7.88

Income (loss) from operations:
Net investment income	0.12	0.12	0.12	0.13	0.09
Net realized and unrealized gain (loss)	1.26	2.46	0.57	(0.16)	0.91
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01
Total income (loss) from operations	1.38	2.58	0.69	(0.03)	1.01

Less distributions from:
Net investment income	(0.09)	(0.11)	(0.15)	(0.10)	(0.10)
Total distributions	(0.09)	(0.11)	(0.15)	(0.10)	(0.10)

Net asset value, end of year	$12.96	$11.67	$9.20	$8.66	$8.79
Total return[2]	11.85%	28.40%	8.15%	(0.35)%	12.95%[3]

Net assets, end of year (000s)	$113,294	$100,271	$78,625	$75,326	$83,342

Ratios to average net assets:
Gross expenses	1.75%	1.84%	2.01%	2.00%	2.02%
Net expenses[4,5,6]	1.50	1.50	1.50	1.29	1.50
Net investment income	0.95	1.16	1.31	1.44	1.04

Portfolio turnover rate	35%	72%	94%	88%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.82%. Class A received $94,815 related to this distribution.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

22	QS Batterymarch Global Equity Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class B Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.10	$8.75	$8.24	$8.36	$7.45

Income (loss) from operations:
Net investment income	0.02	0.04	0.05	0.06	0.02
Net realized and unrealized gain (loss)	1.20	2.35	0.55	(0.14)	0.88
Proceeds from settlement of a regulatory matter	—	—	—	—	0.06
Total income (loss) from operations	1.22	2.39	0.60	(0.08)	0.96

Less distributions from:
Net investment income	—	(0.04)	(0.09)	(0.04)	(0.05)
Total distributions	—	(0.04)	(0.09)	(0.04)	(0.05)

Net asset value, end of year	$12.32	$11.10	$8.75	$8.24	$8.36
Total return[2]	10.99%	27.40%	7.38%	(0.98)%	12.86%[3]

Net assets, end of year (000s)	$6,659	$9,978	$10,401	$13,262	$17,820

Ratios to average net assets:
Gross expenses	2.94%	2.91%	3.02%	2.89%	3.13%
Net expenses[4,5,6]	2.25	2.25	2.25	2.03	2.25
Net investment income	0.19	0.40	0.58	0.70	0.29

Portfolio turnover rate	35%	72%	94%	88%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.05%. Class B received $154,946 related to this distribution.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2014 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.70	$9.20	$8.66	$8.79	$7.89

Income (loss) from operations:
Net investment income	0.02	0.04	0.05	0.06	0.02
Net realized and unrealized gain (loss)	1.27	2.48	0.58	(0.15)	0.92
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01
Total income (loss) from operations	1.29	2.52	0.63	(0.09)	0.95

Less distributions from:
Net investment income	—	(0.02)	(0.09)	(0.04)	(0.05)
Total distributions	—	(0.02)	(0.09)	(0.04)	(0.05)

Net asset value, end of year	$12.99	$11.70	$9.20	$8.66	$8.79
Total return[2]	11.03%	27.46%	7.33%	(1.08)%	12.02%[3]

Net assets, end of year (000s)	$15,609	$20,792	$25,897	$35,722	$42,271

Ratios to average net assets:
Gross expenses	2.42%	2.37%	2.69%	2.67%	2.79%
Net expenses[4,5,6]	2.25	2.25	2.25	2.04	2.24
Net investment income	0.19	0.41	0.59	0.70	0.29

Portfolio turnover rate	35%	72%	94%	88%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.89%. Class C received $27,254 related to this distribution.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

24	QS Batterymarch Global Equity Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.66	$9.19	$8.67	$8.78	$7.89

Income (loss) from operations:
Net investment income	0.15	0.15	0.14	0.17	0.11
Net realized and unrealized gain (loss)	1.27	2.46	0.57	(0.15)	0.92
Total income from operations	1.42	2.61	0.71	0.02	1.03

Less distributions from:
Net investment income	(0.12)	(0.14)	(0.19)	(0.13)	(0.14)
Total distributions	(0.12)	(0.14)	(0.19)	(0.13)	(0.14)

Net asset value, end of year	$12.96	$11.66	$9.19	$8.67	$8.78
Total return[2]	12.26%	28.73%	8.36%	0.21%	13.12%

Net assets, end of year (000s)	$602	$359	$227	$427	$16,180

Ratios to average net assets:
Gross expenses	1.14%	1.26%	1.25%	1.18%	1.16%
Net expenses[3,4]	1.14	1.25 [5]	1.25 [5]	0.93 [5]	1.16
Net investment income	1.24	1.42	1.58	1.85	1.38

Portfolio turnover rate	35%	72%	94%	88%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2014 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch Global Equity Fund (formerly Legg Mason Batterymarch Global Equity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

26	QS Batterymarch Global Equity Fund 2014 Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS Batterymarch Global Equity Fund 2014 Annual Report	27

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$9,690,473	$8,414,624	—	$18,105,097
Consumer staples	11,448,800	1,794,291	—	13,243,091
Energy	7,106,487	5,309,559	—	12,416,046
Financials	9,995,060	16,366,635	—	26,361,695
Health care	10,567,963	5,831,180	—	16,399,143
Industrials	10,834,588	5,978,698	—	16,813,286
Information technology	16,250,094	1,068,098	—	17,318,192
Materials	5,639,629	3,090,717	—	8,730,346
Telecommunication services	2,146,051	2,228,717	—	4,374,768
Utilities	1,125,868	1,410,244	—	2,536,112
Master Limited Partnerships	780,108	—	—	780,108
Total investments	$85,585,121	$51,492,763	—	$137,077,884

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2014, securities valued at $51,492,763 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which

28	QS Batterymarch Global Equity Fund 2014 Annual Report

the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

QS Batterymarch Global Equity Fund 2014 Annual Report	29

Notes to financial statements (cont’d)

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

30	QS Batterymarch Global Equity Fund 2014 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(26,508)	$26,508

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from master limited partnerships.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (formerly Batterymarch Financial Management, Inc.) (“QS Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays , QS Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund

QS Batterymarch Global Equity Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

fees and expenses, to average net assets of Class A, Class B, Class C and Class I shares did not exceed 1.50%, 2.25%, 2.25% and 1.25%, respectively. In addition, total annual fund operating expenses for Class 1 did not exceed the net annual operating expense for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without Board of Trustees’ consent.

During the year ended October 31, 2014, fees waived and/or expenses reimbursed amounted to $360,292.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2014, LMIS and its affiliates retained sales charges of $24,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$312	$5,911	$388

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$46,983,900
Sales	55,785,774

32	QS Batterymarch Global Equity Fund 2014 Annual Report

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$35,271,479
Gross unrealized depreciation	(2,551,607)
Net unrealized appreciation	$32,719,872

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$9,663
Class A	$268,233	496,169
Class B	84,484	75,968
Class C	183,437	70,916
Class I	—	500
Total	$536,154	$653,216

For the year ended October 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$2,602
Class A	268,080
Class B	57,895
Class C	31,715
Class I	—
Total	$360,292

QS Batterymarch Global Equity Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Investment Income:
Class 1	$11,080	$20,053
Class A	734,392	978,806
Class B	—	43,570
Class C	—	53,928
Class I	4,559	3,653
Total	$750,031	$1,100,010

7. Shares of beneficial interest

At October 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	927	11,080	2,149	$20,053
Shares repurchased	(20,887)	(259,820)	(16,879)	(172,725)
Net decrease	(19,960)	$(248,740)	(14,730)	$(152,672)

Class A
Shares sold	1,426,201	$17,503,797	1,476,913	$15,081,691
Shares issued on reinvestment	60,772	729,878	103,741	972,052
Shares repurchased	(1,337,901)	(16,455,573)	(1,532,625)	(15,630,857)
Net increase	149,072	$1,778,102	48,029	$422,886

Class B
Shares sold	4,045	$47,068	6,731	$65,765
Shares issued on reinvestment	—	—	4,810	43,147
Shares repurchased	(362,652)	(4,253,851)	(301,588)	(2,933,531)
Net decrease	(358,607)	$(4,206,783)	(290,047)	$(2,824,619)

Class C
Shares sold	254,627	$3,125,646	413,015	$4,228,043
Shares issued on reinvestment	—	—	5,671	53,649
Shares repurchased	(830,076)	(10,236,845)	(1,455,544)	(14,820,516)
Net decrease	(575,449)	$(7,111,199)	(1,036,858)	$(10,538,824)

34	QS Batterymarch Global Equity Fund 2014 Annual Report

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	29,079	$354,084	14,126	$142,804
Shares issued on reinvestment	308	3,690	390	3,638
Shares repurchased	(13,711)	(168,190)	(8,385)	(84,273)
Net increase	15,676	$189,584	6,131	$62,169

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class 1	Class A	Class B	Class C	Class I
12/9/2014 12/10/2014	$0.124659	$0.133330	—	$0.002733	$0.177402

The tax character of distributions paid during the fiscal years ended October 31, 2014, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$750,031	$1,100,010

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,015,297
Capital loss carryforward*	(57,367,830)
Other book/tax temporary differences(a)	(56,368)
Unrealized appreciation (depreciation)(b)	32,718,531
Total accumulated earnings (losses) — net	$(23,690,370)

*	During the taxable year ended October 31, 2014, the Fund utilized $11,925,569 of its capital loss carryforward available from prior years. As of October 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2016	$(3,495,247)
10/31/2017	(53,872,583)
$(57,367,830)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the timing of recognition of income from master limited partnerships.

9. Subsequent event

Effective November 19, 2014, all issued and outstanding Class B shares of the Fund were reclassified as Class A shares of the Fund, with the same aggregate net asset value as the Class B shares held immediately prior to the reclassification.

QS Batterymarch Global Equity Fund 2014 Annual Report	35

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of QS Batterymarch Global Equity Fund (formerly, Legg Mason Batterymarch Global Equity Fund) (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QS Batterymarch Global Equity Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2014

36	QS Batterymarch Global Equity Fund 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch Global Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

QS Batterymarch Global Equity Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

38	QS Batterymarch Global Equity Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

QS Batterymarch Global Equity Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 173 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

40	QS Batterymarch Global Equity Fund

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

QS Batterymarch Global Equity Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

42	QS Batterymarch Global Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2014:

Record date:	12/24/2013
Payable date:	12/26/2013
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

QS Batterymarch Global Equity Fund	43

QS Batterymarch

Global Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

QS Batterymarch Global Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Batterymarch Global Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02696 12/14 SR14-2358

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2013 and October 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $342,952 in 2013 and $352,765 in 2014

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $29,411 in 2013 and $7,255 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $83,650 in 2013 and $41,360 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $9,150 in 2014.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 22, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2014